Exhibit 99.1
JANUARY 15, 2009 FINANCIAL RESULTS 4Q08

FY08 Managed Results1 $ $ in millions in millions $ O/(U) O/(U) % FY2008 FY2007 FY2007 Results excl. Merger-related items1 Revenue (FTE)2 $73,402 ($1,410) (2)% Credit Costs2 22,647 13,403 145% Expense3 42,915 1,212 3% Merger-related items (after-tax) (211) (211) NM Reported Net Income $5,605 ($9,760) (64)% Reported EPS $1.37 ($3.01) (69)% ROE4 4% 13% ROE Net of GW4 6% 21% ROTCE4,5 7% 23% 1 Merger-related items include the Bear Stearns and WaMu transactions 2 Managed basis presents revenue and credit costs without the effect of credit card securitizations. Revenue is on a fully taxable-equivalent (FTE) basis. All references to credit costs refer to managed provision for credit losses 3 Includes pretax merger-related costs of $209mm in 2007 4 Actual numbers for all periods, not over/under 5 See note 1 on slide 24

4Q08 Managed Results 1 $ $ in millions in millions $ O/(U) O/(U) % 4Q08 3Q08 4Q07 3Q08 4Q07 Results excl. Merger-related items1 Revenue (FTE)2 $19,322 $3,237 $1,047 20% 6% Credit Costs2 8,583 3,899 5,422 83% 172% Expense3 11,007 27 287 — 3% Merger-related items (after-tax) 1,064 1,799 1,064 NM NM Reported Net Income $702 $175 ($2,269) 33% (76)% Reported EPS $0.07 ($0.04) ($0.79) (36)% (92)% ROE4 1% 1% 10% ROE Net of GW4 1% 2% 15% ROTCE4,5 3% 3% 17% 1 Merger-related items include the Bear Stearns and WaMu transactions 2 Managed basis presents revenue and credit costs without the effect of credit card securitizations. Revenue is on a fully taxable-equivalent (FTE) basis. All references to credit costs refer to managed provision for credit losses 3 Includes pretax merger-related costs of $22mm in 4Q07 4 Actual numbers for all periods, not over/under 5 See note 1 on slide 24

4Q08 Significant Items $ $ in billions (excluding EPS) in billions (excluding EPS) Net Income EPS LOB Increase to credit reserves ($2.5) ($0.66) Firm Net markdowns on leveraged lending & mortgage exposure1 (1.8) (0.49) IB Merger-related items 1.1 0.28 Corporate MSR risk management results 0.9 0.23 RFS Private Equity write-downs (0.7) (0.18) Corporate Paymentech gain on sale 0.6 0.17 Corporate 1 Figures are not IB comp adjusted

Investment Bank

$ in millions

	4Q08	$ O/(U) 3Q08	$ O/(U) 4Q07
Revenue	($302)	($4,337)	($3,474)
Investment Banking Fees	1,373	(220)	(284)
Fixed Income Markets	(1,671)	(2,486)	(2,286)
Equity Markets	(94)	(1,744)	(672)
Credit Portfolio	90	113	(232)
Credit Costs	765	531	565
Expense	2,741	(1,075)	(270)
Net Income	($2,364)	($3,246)	($2,488)
Key Statistics[1]			
Overhead Ratio	NM	95%	95%
Comp/Revenue	NM	54%	49%
ALL / Total Loans	4.71%	3.85%	1.93%
NPLs ($mm)	$1,175	$436	$353
ROE[2]	(28)%	13%	2%
VAR ($mm)[3]	$327	$218	$123
EOP Equity ($B)	$33.0	$33.0	$21.0

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity. 4Q08 average equity was $33.0B
[3] Average Trading and Credit Portfolio VAR

- Net loss of $2.4B includes the following significant items:

Significant item ($ in billions)	Business line	Revenue / Pretax
Leveraged lending markdowns	FI Mkts.	($1.8)
Mortgage-related markdowns	FI Mkts.	($1.1)
Credit costs	NA	($0.8)
Impact of spread tightening on structured liab.[1]	FI & Equity Mkts.	($0.7)
Total pretax impact		**($4.4)**
Total net income impact		**($2.7)**

[1] Fixed Income Markets of ($367mm) and Equity Markets of ($354mm)
Note: Items are not IB comp adjusted

- IB fees of $1.4B down 17% YoY
- Fixed Income Markets revenue of ($1.7B); net of significant items, revenue of $1.6B, reflecting:
  - Weak trading results in credit-related products, largely offset by record performance in rates and currencies and strong performance in commodities and emerging markets
- Equity Markets revenue of ($94mm); net of significant items, revenue of $260mm reflecting:
  - Weak trading results, partially offset by strong client revenue across products, including prime services
- Credit Portfolio revenue of $90mm down $232mm YoY
- Credit costs of $765mm were driven by increased allowance reflecting a weakening credit environment
- Expense down 9% YoY driven by lower compensation expense, largely offset by higher non-compensation expense relating to the Bear Stearns merger

FINANCIAL RESULTS

JPMORGAN CHASE & CO.
4

IB League Tables and Awards

League Table Results

	Thomson Volumes[1]			
	2008		2007	
	Rank	Share	Rank	Share
Global M&A Announced[2]	**#2**	**26.5%**	**#4**	**26.8%**
Global Debt, Equity & Equity-related	**#1**	**9.7%**	**#2**	**7.6%**
US Debt, Equity & Equity-related	#1	15.5%	#2	10.0%
Global Equity & Equity-related[3]	**#1**	**11.8%**	**#2**	**9.2%**
Global Converts	#1	13.4%	#1	14.8%
Global Long-term Debt[4]	**#2**	**8.8%**	**#3**	**7.1%**
Global Investment Grade Debt	#2	6.8%	#3	6.8%
Global High Yield Debt	#1	20.4%	#1	12.1%
US High Yield Debt	#1	20.8%	#1	13.5%
Global ABS (ex CDOs)	#1	14.8%	#2	8.6%
Global Loan Syndications	**#1**	**11.5%**	**#1**	**12.8%**

[1] Source: Thomson Reuters. 2007 represents heritage JPM only
[2] Global M&A market share and ranking for 2007 includes transactions withdrawn since 12/31/07
[3] Global Equity & Equity-related includes rights offerings
[4] Global Long-term Debt includes ABS, MBS and municipal securities
[5] Source: Dealogic
Note: Rankings as of 12/31/08 for full year 2008 and full year 2007

- Continue to rank #1 in three capital raising league tables for 2008[1]
  - Global Debt, Equity & Equity-related
  - Global Equity & Equity-related
  - Global Loan Syndications
- Ranked #1 in Global Fees for 2008[5] with 8.8% market share; for 2007[5], JPM was #1, with 8.4% market share

Major Awards

IFR INTERNATIONAL FINANCING REVIEW — **Bank of the Year**
International Financing Review
December 2008

Risk — **Bank Risk Manager of the Year**
Derivatives House of the Year
Risk, January 2009

Institutional Investor — **Best Overall Investment Bank**
Institutional Investor, December 2007

Financial News — **European Investment Bank of the Year**
Financial News, December 2008

FINANCIAL RESULTS
JPMORGAN CHASE & CO.
5

Leveraged Lending Markdowns of $1.8B, net of hedges, on remaining legacy commitments 12.6B of legacy commitments with gross markdowns of $5.7B, or 45%; market value at 12/31/08 of $6.9B 12.9B of legacy commitments at 9/30/08 ($0.3B) reduction, or 2% of exposure 12.6B of legacy commitments at 12/31/08 classified as held-for-sale Valuations are deal specific and result in a wide range of pricing levels; markdowns represent best indication of prices at 12/31/08 Note: Exposures are stated on a trade date basis. $9.3B total commitments at 12/31/08 classified as held-for-investment

IB Key Risk Exposures Mortgage-related $ $ in billions in billions Exposure as of Exposure Exposure as of 9/30/2008 reduction 12/31/2008 Prime $2.3 ($0.5) $1.8 Alt-A 5.8 ($1.5) 4.3 Subprime 1.2 (0.3) 0.9 Subtotal Residential $9.3 ($2.3) $7.0 Commercial 9.3 (1.6) 7.7 Mortgage Exposure $18.6 ($3.9) $14.7 4Q08 reductions of over 20% on mortgage-related exposures 1.1B of net markdowns, largely driven by commercial Prime / Alt-A exposure of $6.1B, difficult to hedge effectively Prime — securities of $1.7B, mostly senior securities, and $0.1B of loans Alt-A — securities of $1.4B, mostly senior securities, and $2.9B of first lien mortgages Subprime exposure of $0.9B, actively hedged Commercial exposure of $7.7B, actively hedged Securities of $2.7B, of which 55% are AAA-rated; 18% / 82% fixed vs. floating-rate securities 5.0B of loans, primarily first lien mortgages

LOB Results Include WaMu Operating Results

Segment Disclosures Enhanced as Shown Below

Prior Reporting Segments

Retail Financial Services

Regional Banking
- Consumer and Business Banking (including Business Banking loans)
- Other loan portfolios
- Admin/Other

Mortgage Banking
- Mortgage production
- Mortgage servicing

Auto Finance
- Auto originations
- Auto loan and lease balances

Card Services

Commercial Bank

Restated Reporting Segments

Retail Banking
- Consumer and Business Banking (including Business Banking loans)
- *WaMu Consumer and Business Banking added*

Consumer Lending
- Loan originations and balances (including home lending, education, auto and other loans)
- Mortgage production and servicing
- *WaMu Home Lending business (originations, servicing, and portfolio)*
- Chase prime mortgages previously reported in Corporate/Treasury moved into Consumer Lending

Card Services
- *WaMu Card business added*
- Supplement disclosure enhanced with key statistics on WaMu card portfolio

Commercial Bank
- *WaMu Commercial Bank business added*
- New client segment, "Commercial Term Lending"; includes WaMu multi-family and commercial mortgage loans

Note: Historical data for all segment disclosures have been reclassified to conform to current presentation; WaMu EOP balance sheet items have been reclassified for 3Q08 only to conform to current presentation (operating results for WaMu's banking operations did not have a material effect on results in 3Q08)

FINANCIAL RESULTS
JPMorgan Chase & Co.
8

Retail Financial Services—Drivers

Retail Banking - $ in billions

	4Q08	3Q08	4Q07
Key Statistics[1]			
Average Deposits	$339.8	$210.1	$208.4
Deposit Margin	2.94%	3.06%	2.67%
Checking Accts (mm)	24.5	24.5	10.8
# of Branches	5,474	5,423	3,152
# of ATMs	14,568	14,389	9,186
Investment Sales ($mm)	$3,956	$4,389	$4,114

- Average deposits (excluding the WaMu transaction) up 2% QoQ and YoY, while deposit NII is up 23% due to widening of deposit margin. WaMu deposits have stabilized with balances flat QoQ
- Branch production statistics (excluding WaMu transaction) YoY:
  - Checking accounts up 9%
  - Credit card sales up 29%
  - Mortgage originations down 25%
  - Investment sales down 22%

Consumer Lending - $ in billions

	4Q08	3Q08	4Q07
Credit Metrics[1]:			
Net Charge-off Rate (excl. credit impaired)	2.32%	2.43%	1.02%
Allowance to EOP Loans (excl. credit impaired)	3.16%	2.49%	1.24%
Key Statistics[1]			
Home Equity Originations	$1.7	$2.6	$9.8
Avg Home Equity Loans Owned[2]	$142.8	$94.8	$94.0
Mortgage Loan Originations	$28.1	$37.7	$40.0
Avg Mortgage Loans Owned[2,3]	$149.8	$53.5	$44.2
3rd Party Mortgage Loans Svc'd	$1,173	$1,115	$615
Auto Originations	$2.8	$3.8	$5.6
Avg Auto Loans and Leases	$42.9	$43.9	$41.6

- Home Equity originations down 83% YoY due to tighter underwriting standards
- Mortgage loan originations down 30% YoY
  - Declines reflect tighter underwriting and the overall reduction in liquidity in the financial markets
  - For 4Q08, greater than 90% of mortgage originations fall under agency and government programs
- 3rd party mortgage loans serviced up 91% YoY due to the WaMu transaction
- Auto originations down 50% YoY driven by weakness in the auto industry

[1] Actual numbers for all periods, not over/under
[2] Includes all credit impaired and noncredit impaired loan portfolios
[3] Does not include held-for-sale loans

FINANCIAL RESULTS
JPMORGAN CHASE & CO.
9

Retail Financial Services

$ in millions		$ O/(U)	
	4Q08	3Q08	4Q07
Retail Financial Services			
Net Income	$624	$560	($107)
ROE[1,2]	10%	1%	18%
EOP Equity ($B)[1]	$25	$25	$16
Retail Banking			
Net Interest Income	$2,687	$931	$1,140
Noninterest Revenue	$1,834	$745	$836
Total Revenue	$4,521	$1,676	$1,976
Credit Costs	$268	$198	$218
Expense	$2,533	$953	$965
Net Income	$1,040	$317	$479
Consumer Lending			
Net Interest Income	$2,023	$548	$883
Noninterest Revenue	$2,140	$1,497	$1,029
Total Revenue	$4,163	$2,045	$1,912
Credit Costs	$3,308	$1,322	$2,295
Expense	$1,513	$314	$540
Net Income	($416)	$243	($586)

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity. 4Q08 average equity was $25B

- Total RFS net income of $624mm, down 15% YoY, reflecting a significant increase in credit costs offset predominantly by positive MSR risk management results and the impact of the WaMu transaction
- Retail Banking net income of $1.0B, up 85% YoY:
  - Total revenue of $4.5B increased 78% YoY reflecting the impact of the WaMu transaction, wider deposit spreads, higher deposit-related fees, and higher deposit balances
  - Expense growth of 62% YoY reflecting the impact of the WaMu transaction
- Consumer Lending net loss of $416mm compared to net income of $170mm in the prior year:
  - Total revenue of $4.2B, up 85% YoY, driven by positive MSR risk management results, the impact of the WaMu transaction and wider loan spreads
  - Credit costs in 4Q08 reflect higher losses and a $1.6B addition to the allowance for heritage Chase home equity and mortgage portfolios
  - Expense growth of 55% YoY reflecting the impact of the WaMu transaction, higher mortgage reinsurance losses, and increased servicing expense

FINANCIAL RESULTS

JPMORGAN CHASE & CO.

10

WaMu Impact on Consumer Lending Credit Statistics 4Q08 — 4Q08 — $ $ in billions in billions Allowance for Average Loan Losses Balances Charge-off (ex. HFS) Charge-offs Rate ($) Coverage (%) Consumer Lending Portfolio Chase $204.9 $1.5 2.98% $7.4 3.62 WaMu (noncredit impaired) 57.6 0 0 0.9 1.58 Total noncredit impaired Consumer Lending Portfolio $262.5 $1.5 2.32% $8.3 3.16% Add: WaMu credit impaired BV 88.5 N/A N/A Total – Reported Consumer Lending Portfolio $351.0 $1.5 1.74% $8.3 2.36% Note: Shaded boxes represent data disclosed in the financial supplement Charge-off rates and coverage ratios excluding the credit impaired loans provide best representation of the performance of the noncredit impaired portfolio

Home Equity Noncredit impaired loans 30-day Delinquency Trend 30-day Delinquency Trend Key Statistics Key Statistics 4Q08 3Q082 4Q07 3.25% Heritage JPM Combined noncredit impaired Noncredit Impaired1 3.00% EOP owned portfolio ($B) $114.3 $114.5 $94.8 2.75% 2.50% Net charge-offs ($mm) $770 $663 $248 2.25% Net charge-off rate 2.67% 2.78% 1.05% 2.00% Nonperforming loans ($mm) $1,394 $1,142 $786 1.75% Heritage JPM 1.50% Net charge-offs ($mm) $770 $663 $248 1.25% Net charge-off rate 3.24% 2.78% 1.05% Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 1 Excludes credit impaired loans accounted for under SOP 03-3 that were acquired as part of the WaMu transaction 2 Balances have been revised to reflect the final analysis of the credit impaired/noncredit impaired classification of loans acquired in the WaMu transaction Comments on Home Equity Portfolio Comments on Home Equity Portfolio Losses predominately coming from high CLTVs Maximum CLTV reduced to 70% from 80%. Maximum CLTVs now range from 50% to 70% based on geographic location Continued deterioration — quarterly losses could reach $1B +/- over the next several quarters Note: CLTV=Combined Loan to Value. This metric represents how much the borrower owes on the property against the value

Prime Mortgage

Noncredit impaired loans

30-day Delinquency Trend



Heritage JPM
Combined noncredit impaired
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

Key Statistics

	4Q08	3Q08[3]	4Q07
Noncredit Impaired[1]			
EOP balances ($B)[2]	$65.2	$65.6	$34.0
Net charge-offs ($mm)	$195	$177	$17
Net charge-off rate (%)	1.20%	1.79%	0.22%
Nonperforming loans ($mm)	$1,876	$1,490	$500
Heritage JPM			
Net charge-off rate ($mm)	$195	$177	$17
Net charge-off rate (%)	1.97%	1.79%	0.22%

[1] Excludes credit impaired loans accounted for under SOP 03-3, and noncredit impaired Option Arm loans that were acquired as part of the WaMu transaction
[2] Excludes loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by US government agencies
[3] Balances have been revised to reflect the final analysis of the credit impaired/noncredit impaired classification of loans acquired in the WaMu transaction

Comments on Prime Mortgage Portfolio

- Losses predominately coming from CA and FL (80% of total losses) and 2006 and 2007 vintages (90% of total losses)
- Continued tightening of underwriting standards, especially in areas with the most severe expected home price deterioration and unemployment growth
- Eliminated originations of jumbo (portfolio) loans through broker channel in September 2008; announced exit of broker channel for all products, including conforming loans, in January 2009
- Quarterly losses could be as high as $400mm over next several quarters

Note: CLTV = Combined-Loan-to-Value. This metric represents how much equity the borrower owes on the property against the value.

FINANCIAL RESULTS
JPMORGAN CHASE & CO.
13

Subprime Mortgage Noncredit impaired loans 30-day Delinquency Trend 30-day Delinquency Trend Key Statistics Key Statistics 4Q08 3Q082 4Q07 Heritage JPM Combined noncredit impaired 28.00% Noncredit Impaired1 EOP owned portfolio ($B) $15.3 $16.2 $15.5 24.00% Net charge-offs ($mm) $319 $273 $71 20.00% Net charge-off rate 8.08% 7.65% 2.08% 16.00% Nonperforming loans ($mm) $2,690 $2,384 $1,017 12.00% Heritage JPM Net charge-offs ($mm) $319 $273 $71 8.00% Net charge-off rate 9.76% 7.65% 2.08% Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 1 Excludes credit impaired loans accounted for under SOP 03-3 that were acquired as part of the WaMu transaction. 2 Balances have been revised to reflect the final analysis of the credit impaired/noncredit impaired classification of loans acquired in the WaMu transaction Comments on Subprime Mortgage Portfolio Comments on Subprime Mortgage Portfolio Eliminated new production and portfolio is in run-off Continued deterioration — quarterly losses could be as high as $375-$425mm in 2009

WaMu Portfolio Update

Home Lending Loss Sensitivities - $ billions	Per Prior Presentation		
	Base Estimate	Deeper Recession	Market Outlook
U.S. Peak to trough HPI[1]	(25)%	(28)%	(31)%
Remaining Life Losses from December 31, 2007[2]	$36.0	$42.0	
Remaining Life Losses from September 25, 2008[2]	$30.7	$36.7	$32-$36 Implied Range

- Updated home price index (HPI) market forecast suggests that remaining losses could be $32-$36B[2]
- The loan mark currently reflects $32.5B[2] of remaining life losses beyond September 25, 2008
- We have not yet experienced losses or delinquencies beyond initial expectations
- Additions to loan loss reserves would be required if and when delinquency and loss experience actually exceeds our initial expectations

[1] Home Price Index, Moody's/Economy.com Case-Shiller Forecast
[2] For the entire WaMu portfolio (both credit impaired and noncredit impaired)

FINANCIAL RESULTS

JPMORGAN CHASE & CO.

15

Card Services (Managed)

$ in millions

		$ O/(U)	
	4Q08	3Q08	4Q07
Revenue	$4,908	$1,021	$937
Credit Costs	3,966	1,737	2,178
Expense	1,489	295	266
Net Income	($371)	($663)	($980)
Key Statistics Incl. WaMu ($B)[1]			
ROO (pretax)	(1.16)%	1.17%	2.51%
ROE[2]	(10)%	8%	17%
EOP Equity ($B)	$15.0	$15.0	$14.1
Key Statistics Excl. WaMu ($B)[1]			
Avg Outstandings	$159.6	$157.6	$151.7
EOP Outstandings	$162.1	$159.3	$157.1
Charge Volume	$88.2	$93.9	$95.5
Net Accts Opened (mm)	3.8	3.6	5.3
Managed Margin	8.18%	8.18%	8.20%
Net Charge-Off Rate	5.29%	5.00%	3.89%
30+Day Delinquency Rate	4.36%	3.69%	3.48%

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity. 4Q08 average equity was $15B

- Net loss of $371mm down $980mm YoY; decline in results driven by higher credit costs partially offset by an increase in revenue
- Credit costs up $2.2B or 122% YoY due to an increase of $1.1B in the allowance for loans losses and higher net charge-offs
  - Net charge-off rate (excluding the WaMu transaction) of 5.29% in 4Q08
- End-of-period outstandings (excluding the WaMu transaction) of $162.1B up 3% YoY and 2% QoQ
- Charge volume (excluding the WaMu transaction) declined 8% YoY and 6% QoQ
- Revenue of $4.9B up 24% YoY and 26% QoQ due to the impact of the WaMu transaction
- Managed margin (excluding the WaMu transaction) of 8.18% down from 8.20% YoY and flat QoQ
- Expense of $1.5B up 22% YoY and 25% QoQ due to the impact of the WaMu transaction

FINANCIAL RESULTS
JPMorgan Chase & Co.
16

Commercial Banking

$ in millions		$ O/(U)	
	4Q08	3Q08	4Q07
Revenue	$1,479	$354	$395
Middle Market Banking	796	67	101
Commercial Term Lending	243	243	243
Mid-Corporate Banking	243	7	4
Real Estate Banking	131	40	29
Other	66	(3)	18
Credit Costs	190	64	85
Expense	499	13	(5)
Net Income	$480	$168	$192
Key Statistics[1]			
Avg Loans & Leases ($B)	$117.7	$72.3	$65.5
Avg Liability Balances ($B)[2]	$114.1	$99.4	$96.7
Overhead Ratio	34%	43%	46%
Net Charge-Off Rate	0.40%	0.22%	0.21%
ALL / Average Loans	2.41%	2.32%	2.66%
NPLs ($mm)	$1,026	$844	$146
ROE[3]	24%	18%	17%
EOP Equity ($B)	$8.0	$8.0	$6.7

[1] Actual numbers for all periods, not over/under
[2] Includes deposits and deposits swept to on-balance sheet liabilities
[3] Calculated based on average equity. 4Q08 average equity was $8B

- Record net income of $480mm up 67% YoY, driven by higher net revenue, which includes the impact of the WaMu transaction, partially offset by higher credit costs
- Average loans and liability balances (excluding the WaMu transaction) up 11% YoY and 17% YoY, respectively
  - New client segment, Commercial Term Lending, and increase in Real Estate Banking due to the WaMu transaction
- Record revenue of $1.5B up 36% YoY due to the impact of the WaMu transaction, higher net interest income, and increased noninterest revenue
- Credit costs of $190mm up 81% YoY reflect a weakening credit environment
  - Continue to monitor commercial real estate portfolio, which is showing signs of weakening credit
  - Change in allowance coverage ratio to 2.41% in 4Q08 from 2.66% in 4Q07 reflects the changed mix of the loan portfolio due to the WaMu transaction
- Expense flat YoY with overhead ratio of 34%

FINANCIAL RESULTS

JPMorgan Chase & Co.

17

Treasury & Securities Services

$ in millions		$ O/(U)	
	4Q08	3Q08	4Q07
Revenue	$2,249	$296	$319
Treasury Services	993	96	169
Worldwide Securities Svcs	1,256	200	150
Expense	1,339	-	117
Net Income	$533	$127	$111
Key Statistics[1]			
Avg Liability Balances ($B)[2]	$336.3	$260.0	$250.6
Assets under Custody ($T)	$13.2	$14.4	$15.9
Pretax Margin	37%	29%	35%
ROE[3]	47%	46%	56%
TSS Firmwide Revenue	$3,090	$2,672	$2,636
TS Firmwide Revenue	$1,834	$1,616	$1,530
TSS Firmwide Avg Liab Bal ($B)[2]	$450.4	$359.4	$347.4
EOP Equity ($B)	$4.5	$4.5	$3.0

[1] Actual numbers for all periods, not over/under
[2] Includes deposits and deposits swept to on-balance sheet liabilities
[3] Calculated based on average equity. 4Q08 average equity was $4.5B

- Record net income of $533mm up 26% YoY
  - Pretax margin of 37%
- Liability balances up 34% YoY
- Assets under custody down 17% YoY
- Record revenue of $2.2B up 17% YoY
  - Record revenue in TS reflects higher liability balances and higher trade revenue
  - Record revenue in WSS driven by higher liability balances reflecting higher client deposit activity as a result of recent market conditions and wider spreads in foreign exchange, offset partially by the effects of market depreciation and lower securities lending balances
- Expense up 10% YoY driven by:
  - Business and volume growth
  - Investment in new product platforms

FINANCIAL RESULTS

JPMORGAN CHASE & CO.

18

Asset Management

$ in millions		$ O/(U)	
	4Q08	3Q08	4Q07
Revenue	$1,658	($303)	($731)
Private Bank	630	(1)	(20)
Private Wealth Management	330	(22)	(15)
Institutional	327	(159)	(427)
Retail	265	(134)	(375)
Bear Stearns Brokerage	106	13	106
Credit Costs	32	12	33
Expense	1,213	(149)	(346)
Net Income	$255	($96)	($272)
Key Statistics ($B)[1]			
Assets under Management[2]	$1,133	$1,153	$1,193
Assets under Supervision[2]	$1,496	$1,562	$1,572
Average Loans[3]	$36.9	$39.8	$32.6
Average Deposits	$76.9	$65.6	$64.6
Pretax Margin	25%	30%	35%
ROE[4]	14%	25%	52%
EOP Equity	$7.0	$7.0	$4.0

[1] Actual numbers for all periods, not over/under
[2] Reflects $15B for assets under management and $68B for assets under supervision from the Bear Stearns merger on May 30, 2008
[3] Reflects the transfer commencing in 1Q07 of held-for-investment prime mortgage loans from AM to Corporate within the Corporate/Private Equity segment
[4] Calculated based on average equity. 4Q08 average equity was $7B

- Net income of $255mm down 52% YoY, due to lower revenue offset partially by lower noninterest expense
  - Pretax margin of 25%
- Assets under management of $1.1T, down 5% YoY
  - Market declines drove AUM down by $211B
  - Net AUM inflows of $61B for the quarter; $151B for the past 12 months
  - Growth of 53% in liquidity products and $15B from the Bear Stearns merger
- Revenue of $1.7B down 31% YoY due to:
  - The effect of lower markets, including the impact of lower market valuations of seed capital investments and lower performance fees
  - Offset partially by higher deposit revenue and the benefit of the Bear Stearns merger
- Varied global investment performance
  - 76% of mutual fund AUM ranked in the first or second quartiles over past five years; 65% over past three years; 54% over one year
- Expense down 22% YoY, due to lower performance-based compensation, partially offset by the Bear Stearns merger

FINANCIAL RESULTS
JPMORGAN CHASE & CO.
19

Corporate/Private Equity Corporate/Private Equity Net Income — Corporate/Private Equity Net Income — $ $ in millions in millions $ O/(U) 4Q08 3Q08 4Q07 Private Equity ($682) ($518) ($1,038) Corporate 1,163 2,044 1,235 Merger-related items 1,064 1,799 1,078 Net Income1 $1,545 $3,325 $1,275 1 Includes after-tax merger cost of $14mm in 4Q07 Merger-Related Items (after-tax) Bear Stearns ($201mm) of merger-related items WaMu 1.3B extraordinary gain ($77mm) of merger expense Private Equity Private Equity losses of $1.1B in 4Q08 EOP Private Equity portfolio of $6.9B Represents 5.8% of shareholders’ equity less goodwill Corporate Net income of $1.2B includes: 627mm (after-tax) Paymentech gain on sale

Capital Management $ $ in billions in billions 4Q08 3Q08 4Q07 Tier 1 Capital1 $136 $112 $89 Tangible Common Equity2 $81 $86 $72 Risk Weighted Assets1 $1,259 $1,261 $1,052 Tangible Assets $2,121 $2,200 $1,511 Tier 1 Capital Ratio1 10.8% 8.9% 8.4% Total Capital Ratio1 14.7% 12.6% 12.6% Tier 1 Leverage Ratio1 6.9% 7.2% 6.0% Tangible Common Equity/Tangible Assets 3.8% 3.9% 4.8% TCE/Managed RWA1,2 7.9% 7.4% 6.7% Key Points Key Points Regulatory capital ratios under Basel II would be higher Credit reserves of $24B at 12/31/08 versus $10B at 12/31/07 SFAS 140/FIN46R rule changes not yet released, best estimates of impact being factored into balance sheet and capital planning SFAS 140/FIN46R change – SFAS 140/FIN46R change – Potential Impact ( Potential Impact ($ $ in billions) in billions) 9/30/08 10Q balances GAAP Assets RWA (Basel I) Credit Card $129 $70 +/- $40 +/-Conduits 43 40 +/- Other 564 50 +/- 50 +/-Total $736 $160 +/- $90 +/-Tier 1 Capital Ratio (0.80%) +/- Ultimate impact could differ significantly due to final requirements of the rule and market conditions Note: Firm-wide Level 3 assets are expected to be approximately 6% of total firm assets at 12/31/08 1 Estimated for 4Q08 2 See note 1 on slide 24

Outlook Investment Bank Investment Bank Continued lower earnings is a reasonable expectation Uncertain environment, risks still remain Higher credit costs expected Retail Financial Services Retail Financial Services Expect home lending quarterly losses (incl. WaMu) over the next several quarters of: Home equity — $1B +/- Prime mortgage — $400mm Subprime mortgage — $375mm-$425mm If economic conditions deteriorate, additional reserves likely Solid underlying growth in Consumer Banking Strong 4Q08 MSR risk management results – do not expect to be repeated Card Services Card Services Expect losses (ex. WaMu) to approach 7.00% in 1Q09 and possibly reach 8.00% +/- near end of 2009 Lower charge volume Commercial Banking Commercial Banking Net interest income impacted by spreads in low interest rate environment and liability balance behavior Higher credit costs expected Treasury and Security Services Treasury and Security Services Net interest income impacted by spreads in low interest rate environment and liability balance behavior Asset Management Asset Management Management and performance fees impacted by lower market levels and changing asset mix At current market levels, quarterly revenue of $1.8B +/- is a reasonable run rate for the near term Corporate/Private Equity Corporate/Private Equity Private Equity At current market levels, expect possible write-downs over near term Corporate More sizable investment portfolio; results will be volatile Overall Overall Earnings expectations for Bear Stearns and WaMu still on track Merger-related items of approximately ($600mm) +/-after-tax anticipated in 2009 If economy weakens further, there will be: Increase in credit losses Additional reserving actions Lower business volumes Lower asset prices across market-sensitive businesses

Key Investor Topics WaMu Integration Update Bear Stearns Integration Update Recent Lending Activity The Way Forward Credit card practices

Notes on non-GAAP financial measures and forward-looking statements This presentation includes non-GAAP financial measures. 1. TCE as shown on slides 1 and 2, which is used for purposes of calculating return on tangible common equity and presented as Tangible Common Equity on slide 21 (line 2), is defined as common stockholders’ equity less identifiable intangible assets (other than MSRs) and goodwill. TCE as shown in slide 21 (line 9) in the TCE/Managed RWA ratio, which is used for purposes of a capital strength calculation, is defined as common stockholders’ equity plus a portion of preferred stock and junior subordinated notes (which have certain equity-like characteristics due to their subordinated and long-term nature) less identifiable intangible assets (other than MSRs) and goodwill. For 4Q08, the identifiable intanagible assets and goodwill are deducted net of deferred tax liabilities related to identifiable intangibles created in non-taxable transactions and deferred tax liabilities related to tax deductible goodwill. This latter definition of TCE is used by the firm and certain credit rating agencies when analyzing the firm’s capital strength. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies. 2. Financial results are presented on a managed basis, as such basis is described in the firm’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 and in the Annual Report on Form 10-K for the year ended December 31, 2007. 3. All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information. Additional information concerning such non-GAAP financial measures can be found in the above-referenced filings, to which reference is hereby made. Forward looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2008, June 30, 2008, and March 31, 2008 and its Annual Report on Form 10-K for the year ended December 31, 2007, each of which has been filed with the Securities and Exchange Commission and available on JPMorgan Chase’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Reconciliation of GAAP to Non-GAAP Results ($ in billions) ($ in billions) 4Q08 3Q08 4Q07 FY2008 FY2007 REVENUE REPORTED REVENUE $17,226 $14,737 $17,384 $67,252 $71,372 IMPACT OF CREDIT CARD SECURITIZATIONS 1,228 873 619 3,612 2,380 TAX EQUIVALENT ADJUSTMENTS 654 478 272 1,908 1,060 MANAGED REVENUE 19,108 16,088 18,275 72,772 74,812 MERGER-RELATED ITEMS 214 (3) — 630 — ADJUSTED REVENUE $19,322 $16,085 $18,275 $73,402 $74,812 CREDIT COSTS PROVISION FOR CREDIT LOSSES $7,313 $5,787 $2,542 $20,979 $6,864 IMPACT OF CREDIT CARD SECURITIZATIONS 1,228 873 619 3,612 2,380 CREDIT COSTS 8,541 6,660 3,161 24,591 9,244 MERGER-RELATED ITEMS 42 (1,976) — (1,944) — ADJUSTED CREDIT COSTS $8,583 $4,684 $3,161 $22,647 $9,244 EXPENSE REPORTED EXPENSE $11,255 $11,137 $10,720 $43,500 $41,703 MERGER-RELATED ITEMS (248) (157) — (585) — ADJUSTED EXPENSE $11,007 $10,980 $10,720 $42,915 $41,703